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ADAPTEC, INC.

(Name of Registrant as specified in its Charter)

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On October 13, 2009, Adaptec, Inc. made the following presentation to Proxy Governance, Inc., and Risk Metrics Group:

adaptec

A Global Leader In I/O Innovation

Mission Statement: To deliver high-yielding I/O solutions that protect, accelerate, optimize and condition data in today’s most demanding data center environments adaptec

Safe Harbor Statement

Some of the statements today may include forward-looking statements regarding future events and/or projections of the financial performance of the company, including the expected benefits of the company’s new products, which statements are based on our current expectations. These statements contain significant risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements.

We refer you to the documents that Adaptec filed with the SEC, specifically our most recent Form 10-K and 10-Q under the caption “Risk Factors.” These documents identify important risk factors that could cause actual results to differ materially from expectations.

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Why We Are Here

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Board is Committed to Creating Value for ALL Stockholders

Turnaround momentum

Strong corporate governance

Steel’s false choice

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Turnaround is Gaining Traction

New product launches well received by customers

$4.6 million in cash from operations last quarter

Right team in place, aligned with stockholder interests

Board is focused on driving Adaptec to the next level

Steel’s actions are not constructive nor productive

Threaten to expose the assets to greater risks

Distract operating management

Cause our customers and employees uncertainty

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Management and the Board have been willing to explore all strategic options

We are not opposed to a sale

Stockholders will get more value when the market recovers

Between 2005 to 2007, multiple discussions with strategic and financial parties to sell the company

Technology company value is based on core IP, strategic customer engagements and revenue growth

Our new product growth is on the cusp of offsetting legacy product declines

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Steel Threatens to Derail Turnaround

Steel seeks consent solicitation to:

Obtain effective control of Adaptec without paying control premium

Remove CEO as a Board member

Gives Steel four of the seven Board seats

Jack Howard - Steel principal, designated to Board by Steel

John Quicke - Steel principal, designated to Board by Steel

John Mutch - designated to Board by Steel

Laurence Ruisi - introduced to Board by Steel; served on Board of Rowan Companies following settlement with Steel; personal relationship with John Quicke

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Our Financial Record

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Where We Were Before CEO Joined ADPT in 2005

Market for core products was shrinking

Multiple acquisitions gave ADPT unrelated technologies

Cash burn was ongoing

Strategic plans for future were undefined

Conclusions - the Board chose to:

Refocus business

Optimize legacy products and IP portfolio

Preserve cash to weather transformation

Invest in new products and technologies to capitalize on market’s direction

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What We Did to Deliver Value:

Divested non-core businesses

Outsourced manufacturing

Improved operational and asset metrics

Focused business and launched new products targeted at high-growth I/O opportunities

Explored strategic alternatives including sale of company multiple times between 2005 – 2007

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New Products are Gaining Traction

Non IBM Legacy

IBM Legacy

New Products

$ Millions

$60

$50

$40

$30

$20

$10

$0

Q3’07

Q4’07

Q1’08

Q2’08

Q3’08

Q4’08

Q1’09

Q2’09

Q3’09

Q4’09

Q1’10

(Fiscal Year Ended March 31)

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Our Turnaround is Gaining Momentum

Improved gross margins from 30% in Q1 of fiscal 2006 to 46% in Q1 fiscal 2010

Cut our combined R&D and SG&A expenses in half from $125.9 million in fiscal 2006 to $61.9 million in fiscal 2009

Reduced headcount from 1,128 at the end of fiscal 2006 to 232 at the end of fiscal 2009

Since Sundi became CEO the company’s operating results have improved

The company has swung to a total net profit of $4 million on a GAAP basis since he has been CEO

For the same period prior to his appointment as CEO net losses totaled $240 million

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Revenue, R&D, and SG&A Expense

As legacy revenue declined, we cut expenses proportionately greater then the revenue decline

Net Revenue

R&D & SG&A Expense

$40 $35 $30 $25 $20 $15 $10 $5 $0

$36

23.9

Q1’08

$38

22.4

Q2’08

$36

19.6

Q3’08

$36

18.5

Q4’08

$32

15.4

Q1’09

$32

13.7

Q2’09

$28

17.2

Q3’09

$23

15.8

Q4’09

$22

14.2

Q1’10

Continued to invest in R&D for long-term growth

(Fiscal Year Ended March 31) 13 THE NEXT GENERATION OF FAST

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GAAP Gross Margins – Improved Despite a Decline in Legacy Sales

50% 40% 30% 20% 10% 0%

32%

Q1’08

36%

Q2’08

42%

Q3’08

46%

Q4’08

47%

Q1’09

42%

Q2’09

40%

Q3’09

44%

Q4’09

46%

Q1’10

Improved product mix and cost control has driven stronger margins

(Fiscal Year Ended March 31) 14 THE NEXT GENERATION OF FAST

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And, our balance sheet is stronger

Increased cash balance, net of outstanding debt, from $240 million in Q1 fiscal 2006 to $382 million in Q1 fiscal 2010

Paid off substantially all of our convertible debt of $240 million. Approximately $0.4 million remains

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Balance Sheet Change Since CEO Joined

Increased net cash position from $240 Million in 1Q06 to $382 Million in 1Q10

Net Cash Debt

$39 million to acquire Aristos Logic

$450 $400 $350 $300 $250 $200 $150 $100 $50 $0

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Q407

Q108

Q208

Q308

Q408

Q109

Q209

Q309

Q409

Q110

$450 $400 $350 $300 $250 $200 $150 $100 $50 $0

All values in $ Millions

Achieved positive cash flow from operations of $14M for FY’09

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Our Technology Position - And Our Path Forward

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Adaptec Market Landscape


Internal RAID
(DAS)
External RAID
(NAS)
External RAID
(SAN)
Blade Servers
Application
Filesystem
Storage Interface
Disk Storage
Network Interface
Network
Storage Interface
Opportunities for Adaptec products
adaptec
OEM + Channel Products
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Channel Products
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OEM Products
adaptec
OEM Products

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Adaptec’s New Market Opportunity

Value Proposition: Delivering extraordinary value to Next-Gen enterprise and cloud data centers through new products that help to:

Lower capital equipment costs

Reduce operating and energy costs

Maximize system performance

Improve scalability

Achieve “green IT” objectives

… By efficiently managing and conditioning data in the I/O path

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Growth Drivers

Cloud Computing and Server Virtualization

Rapid Pace of Technology Innovation

Building more intelligence in the I/O path

High performance RAID silicon and software solutions

Large growing server and storage segments

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Aristos Logic Advances Growth Strategy

2008 acquisition unanimously approved by Board

Steel’s directors voted to approve acquisition

Adds to our industry-leading storage solutions

Building blocks for I/O strategy as legacy products run off

Supports our product roadmap

Creates opportunities in high-growth segments

Only acquisition under current CEO

Write off triggered by stock market conditions

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Executing on the Innovation Roadmap

Adaptec Data Conditioning Platform

March 2008 Nov 2008 July 2008 June 2009 Sept 2009

Series 5 RAID controller family

The industry benchmark for RAID performance

IBM RAID Storage Switch Module

High availability storage solution for IBM Blade Center S storage

Intelligent Power Management Software

Reduces storage energy costs by up to 70%

GREEN POWER

Series 5Z with Zero Maintenance Cache Protection

No hassle battery-less controller cache protection

MaxIQ SSD Performance Cache Solution

Up to 4x improvement in application performance

Max IQ

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New Products are Gaining Traction

$ Millions

Non IBM Legacy IBM Legacy New Products

$60 $50 $40 $30 $20 $10 $0

Q3'07

Q4'07

Q1'08

Q2'08

Q3'08

Q4'08

Q1'09

Q2'09

Q3'09

Q4'09

Q1'10

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Adaptec Corporate Governance

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The Adaptec Board

Highly qualified and engaged

Diverse mix of industry expertise

Deep understanding of Company’s business

Chairman’s tech experience strengthens Board

Committed to protecting and delivering superior stockholder value

Attempted repeatedly to accommodate Steel

Committed to interests of all stockholders

Newly appointed Chairman, approved by a majority of the Board, brings strong technology expertise to guide Board

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A Record of Good Corporate Governance

Adaptec Board:

Annually elected

All independent except CEO

Average director tenure ~5 years

Simple majority vote requirement

Majority voting for uncontested director elections

Stockholders will be heard – without consent solicitation

Stockholders may act by written consent

No poison pill

History of working with stockholders (Steel included)

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Board has Been Prudent About Acquisitions

Explored both small and large acquisitions

Executed only one acquisition during CEO’s tenure

Even before Steel, the Board’s philosophy was to seek stockholder approval on large acquisitions

Steel confuses collaborative exploration with proposals

At this time, we have no large acquisitions planned

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The Financial Advisor has made no Recommendations

Engaged Financial Advisor to explore strategic alternatives

1. Use of cash (dividends, buyback, tender, etc.),

2. Sale or separation of operating assets and/or company

3. Scale up with acquisition

Advisor not asked to address any real estate or IP sales

The Board guided Advisor to explore alternative 2 in more detail, since it was complex and had multiple scenarios

The financial advisor concluded that within alternative 2, a sale of the operating assets was the best option

Advisor did not make a recommendation across all three alternatives – that work is still pending

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What’s at Stake

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What’s At Stake

Steel seeks consent solicitation to:

Obtain effective control of Board without paying control premium

Remove CEO from the Board (after trying to recruit him for alternate slate)

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Steel’s Actions Speak for Themselves

Does Steel’s represent good corporate governance? No!

Steel would obtain effective control of company without paying a control premium

Steel’s track record has been poor

Do Steel’s proposals serve interests of other stockholders? No!

Steel is willing to take risky bets and has expressed an interest in investing in banking via the corporate shell

Steel wants to insert itself as “portfolio manager” of assets

Is Steel’s performance record commendable? No!

Its 2008 decline was double the average hedge fund loss

Steel’s own investors in its fund, including Carl Icahn, sued Steel when Steel refused to give their money back following poor performance of the fund

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Steel’s Actions Speak for Themselves (cont’d)

Will Steel’s proposals hurt shareholder value? Yes!

Steel calls for selling Adaptec into down market – potentially at a fire sale price

Steel is still silent about plans for the sale proceeds

Steel’s attack came during Adaptec’s major product launch

Are Steel’s actions and arguments inconsistent? Yes!

Invited CEO to join its slate – and called to remove him from the Board

All Steel directors voted to approve Aristos acquisition, but now complain about it

Distributed large position of Adaptec’s shares this summer amid price declines – and now seeks effective control of the Board

Steel established the program for the stock repurchase earlier this year and now blame management when results are less then expected

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Settlement Discussions

Repeated Attempts Made by Adaptec to Settle the Consent Solicitation, all of which have been rejected by Steel

Adaptec proposed multiple drafts of settlement agreements to and had multiple telephone conversations with Steel, including provisions for the following:

Amending or waiving the bylaws to allow Steel to make director nominations for the 2009 Annual Meeting of Stockholders

A mutually agreeable slate of 7 director nominees, including 2 Steel directors (which representation would be disproportionately greater than Steel’s ownership stake)

The inclusion by Adaptec of 2 strategic advisory proposals for stockholder vote at the 2009 Annual Meeting of Stockholders

In return, Steel would terminate the consent solicitation, agree to a standstill for 18 months and enable Adaptec to conduct its business without further interference by Steel

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Adaptec is on a Path to Create Value

Steel’s proposals could mean:

Missing the up-side of the turnaround plans

Discarding promising I/O technologies that trends favor

Using investors’ money to pursue unrelated business when investors chose to invest in technology

The Board and management are focused on executing the business plan

The Board is committed to exploring all options to enhance value for all stockholders while adhering to good corporate governance

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We’ve Made Substantial Progress

“Over the past few years, Adaptec has made significant R&D investments and made the business model leaner to focus on growth going forward. We believe it would be more beneficial for shareholders if Adaptec were allowed to pursue its current business plan than be sold off at this time.”

– Morgan Keegan analyst Brian Freed 9/29/09

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APPENDIX

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Significant Market Opportunities:

Cloud Server Unit

Total Addressable Market

Shipments (CY2008-2012)

23% CAGR

Rack-Mounted Server Units

3,500,000

3,000,000

2,500,000

2,000,000

1,500,000

1,000,000

500,000

0

2008

2009

2010

2011

2012

Source: Gartner, October 2008

Worldwide Enterprise SSD Forecast

Worldwide Enterprise SSD Unit Forecast

58% CAGR

SSD Units

9,000,000

8,000,000

7,000,000

6,000,000

5,000,000

4,000,000

3,000,000

2,000,000

1,000,000

-

2008

2009

2010

2011

2012

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adaptec

Adaptec at a Glance

Global leader in Input/Output innovation – 28-year history

Targeting high-growth I/O market opportunities:

Virtual server, blade storage and green data center

On-demand cloud computing environments

Traditional enterprise data centers

Designs & delivers hardware and software solutions that serve as data conditioning platform – routes, optimizes and protects data

RAID controllers, ASICs, HBAs, complete software solutions

New products built on our position in the I/O channel – e.g.: delivering performance while cutting power and maintenance costs

More than 400 technology patents

Mission Statement

To deliver high-yielding I/O solutions that protect, accelerate, optimize and condition data in today’s most demanding data center environments

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